AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”), dated effective as of May 22, 2008, is entered into by and among Spicy Pickle Franchising, Inc., a Colorado corporation (the “Company”), and the purchasers identified on the signature pages hereto (collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are parties to that certain Securities Purchase Agreement, dated as of December 14, 2007 (the “Agreement”), pursuant to which the Company sold and issued to the Purchasers an aggregate of 705 shares of the Company’s Series A Variable Rate Convertible Preferred Stock, par value $0.001 per share, and warrants (the “Warrants”) to acquire up to an aggregate of 5,287,500 shares of the Company’s common stock, par value $0.001 per share; and

WHEREAS, the parties hereto wish to amend the Agreement and the Warrants as provided herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is acknowledged hereby, the parties hereto agree as follows:

1. The definition of “Exempt Issuance” in the Agreement shall be deleted in its entirety and replaced with the following:

“‘Exempt Issuance’ means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose by the Board of Directors or a committee of the Board of Directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) up to 300,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement) issuable to Richardson & Patel LLP in lieu of cash payments for services rendered to the Company, (e) up to 200,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement) issuable to MarketByte LLC pursuant to the Consulting Agreement dated November 30, 2007 between MarketByte LLC and the Company as in effect on the date hereof, (f) up to 60,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement) per calendar year issuable to Jones & Cannon, PC, as consideration for services rendered to the Company, (g) up to 250,000 warrants to acquire Common Stock at an exercise price of $1.60 per share and up to 50,000 shares of Common Stock (in each case, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement) issuable to After Market Support, LLC as consideration for services rendered to the Company, and (h) up to 100,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement) issuable to HIM Creative, LLC as consideration for services rendered to the Company.”

2. Where the term “Exempt Issuance” appears in the Warrants, it shall have the meaning ascribed to that term in Paragraph 1 above.

3. Each Purchaser hereby confirms that such Purchaser has not transferred to any other person any of the Warrants acquired by such Purchaser pursuant to the Agreement.

4. This Amendment shall not be effective unless and until all Purchasers shall have agreed to the terms and conditions hereof. Except as explicitly amended as set forth in this Amendment, all of the terms and provisions of the Agreement and the Warrants shall continue in full force and effect.

5. The Company has elected to provide all Purchasers with the same terms of amendment for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The obligations of each Purchaser under this Amendment and any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Amendment or any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Amendment or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of this Amendment and the Transaction Documents.

6. Within 1 Trading Day of the effective date hereof, the Company shall file a Current Report on Form 8-K disclosing the terms of this Amendment.

7. No consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

8. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SPICY PICKLE FRANCHISING, INC.

By:	/s/ Marc Geman
Name: Marc Geman Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	Enable Capital Management LLC (for EGP, EDP & Pierce)

Signature of Authorized Signatory of Purchaser:	/s/ Adam Epstein

Name of Authorized Signatory:	Adam Epstein

Title of Authorized Signatory:	Co-Founder & Principal

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Presley Reed, Patricia Stacey Reed

Signature of Authorized Signatory of Purchaser:	/s/ Presley Reed /s/ Patricia Stacey Reed

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Steven & Judith Combs

Signature of Authorized Signatory of Purchaser:	/s/ Steven Combs /s/ Judith Combs

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	MarketByte Defined Benefit Plan & Trust

Signature of Authorized Signatory of Purchaser:	/s/ Lawrence D. Isen

Name of Authorized Signatory:	Lawrence D. Isen

Title of Authorized Signatory:	Trustee

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Marilyn D. Herter Trust

Signature of Authorized Signatory of Purchaser:	/s/ Marilyn D. Veigel

Name of Authorized Signatory:	Marilyn D. Veigel

Title of Authorized Signatory:	Trustee

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Desert Lake Advisors Inc. Defined Benefit Plan

Signature of Authorized Signatory of Purchaser:	/s/ Thomas P. Dobron

Name of Authorized Signatory:	Thomas P. Dobron

Title of Authorized Signatory:	Trustee

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	David A. Piper

Signature of Authorized Signatory of Purchaser:	/s/ David A. Piper

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Deborah Cooke-Smith

Signature of Authorized Signatory of Purchaser:	/s/ Deborah Cooke-Smith

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Raymond J. BonAnno & Joan E. BonAnno, JTWROS

Signature of Authorized Signatory of Purchaser:	/s/ Raymond J. BonAnno /s/ Joan E. BonAnno

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Keith and Angela Oxenreider, J.T.I.C.

Signature of Authorized Signatory of Purchaser:	/s/ Keith Oxenreider /s/ Angela Oxenreider

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	R. James BonAnno Jr.

Signature of Authorized Signatory of Purchaser:	/s/ R. James BonAnno Jr.

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Mark Abdou

Signature of Authorized Signatory of Purchaser:	/s/ Mark Abdou

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[PURCHASER SIGNATURE PAGES TO
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Nameof Purchaser:	Bristol Investment Fund, Ltd.

Signature of Authorized Signatory of Purchaser:	/s/ Paul Kessler

Name of Authorized Signatory:	Paul Kessler

Title of Authorized Signatory:	Director

[SIGNATURE PAGES CONTINUE]